SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING INSTITUTIONAL MONEY MARKET FUNDS
For the Allspring Heritage Money Market Fund (the “Fund”)

At a meeting held on May 28-30, 2024, the Board of Trustees of Allspring Funds Trust (the “Trust”) unanimously approved the merger of the Fund listed in the table below (the “Target Fund”) into another Fund of the Trust (the “Acquiring Fund”), which is also listed below (the“Merger”). The Merger was proposed by Allspring Funds Management, LLC, investment manager to the Funds.

Target Fund	Acquiring Fund
Allspring Heritage Money Market Fund	Allspring Government Money Market Fund

The Merger is intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Merger.

The Merger is expected to occur on or about August 16, 2024. Prior to the Merger, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses. The Target Fund will be closed to new investors as of the close of business on June 14, 2024.

No shareholder action is necessary. Additional information, including a description of the Merger and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/information statement that is expected to be mailed to shareholders in July 2024.

Following the Merger on August 16, 2024, all references to Allspring Heritage Money Market Fund are hereby removed.

May 31, 2024	SUP3229 05-24